Exhibit 99.2

Third Quarter Fiscal 2014 Results May 1, 2014

Today’s Speakers May 1, 2014 2 Tony Jensen President and CEO Stefan Wenger CFO and Treasurer Bill Zisch VP Operations

Cautionary Statement This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Such forward - looking statements involve known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially from the projections and estimates contained herein and include, but are not limited to : the production estimates from the operators of the Company’s properties ; the ramp - up, and deliveries from the Mt . Milligan mine ; that the Company expects DD&A rates of $ 500 to $ 525 for fiscal 2014 ; that the Company expects the conditions precedent to its $ 45 million in remaining payments to Rubicon Minerals to be satisfied ; and statements regarding projected steady or increasing production and estimates of timing of commencement of production from operators of properties where we have royalty interests, including operator estimates . Factors that could cause actual results to differ materially from these forward-looking statements include, among others : the risks inherent in construction, development and operation of mining properties, including those specific to a new mine being developed and operated by a base metals company ; changes in gold and other metals prices ; decisions and activities of the Company’s management ; unexpected operating costs ; decisions and activities of the operators of the Company’s royalty and stream properties ; unanticipated grade, geological, metallurgical, processing or other problems at the properties ; inaccuracies in technical reports and reserve estimates ; revisions by operators of reserves, mineralization or production estimates ; changes in project parameters as plans of the operators are refined ; the results of current or planned exploration activities ; discontinuance of exploration activities by operators ; economic and market conditions ; operations on lands subject to First Nations jurisdiction in Canada ; the ability of operators to bring non-producing and not - yet - in development projects into production and operate in accordance with feasibility studies ; erroneous royalty payment calculations ; title defects to royalty properties ; future financial needs of the Company ; the impact of future acquisitions and royalty financing transactions ; adverse changes in applicable laws and regulations, including applicable tax laws and regulations ; litigation ; and risks associated with conducting business in foreign countries, including application of foreign laws to contract and other disputes, environmental laws, enforcement and uncertain political and economic environments . These risks and other factors are discussed in more detail in the Company’s public filings with the Securities and Exchange Commission . Statements made herein are as of the date hereof and should not be relied upon as of any subsequent date . The Company’s past performance is not necessarily indicative of its future performance . The Company disclaims any obligation to update any forward-looking statements . The Company and its affiliates, agents, directors and employees accept no liability whatsoever for any loss or damage of any kind arising out of the use of all or any part of this material . Endnotes located on page 14. 3 May 1, 2014

Q3 2014 Highlights 4 Solid operating results – Gold price down 21%, volume down 2% over prior year quarter – 44,662 Gold equivalent ounce (“GEO”) production – Lower volume at Andacollo, as expected, offset by Cortez and Peñasquito – Commercial production at Mt. Milligan and continued ramp - up Strengthening financial results – Revenue of $57.7 million, earnings of $20.1 million or $0.31 per share – Operating cash flow of $44.9 million – Cash d ividends of $ 13.7 million or $0.21 per share Completed three precious metal interest acquisitions totaling $ 94.5 million – Stream at Rubicon Minerals’ Phoenix project – 1% Royalty on southern end of the Goldrush deposit – 1.014% Net Value Royalty at Pipeline (Cortez) May 1, 2014

Production and Revenue Waterfall 5 Thousands of Gold Equivalent Ounces May 1, 2014 44.66 41.4 30 32 34 36 38 40 42 44 46 48 Production Waterfall vs Prior Quarter $57.7 52.8 $30 $35 $40 $45 $50 $55 $60 $SUD Millions Revenue Waterfall vs Prior Quarter $

CY 2014 Estimated Production Subject to our Interest and CYTD Actuals 6 May 1, 2014 Gold Silver Base Metals Gold Silver Base Metals Royalty/Stream (oz.) (oz.) (lbs.) (oz.) (oz.) (lbs.) Andacollo 75% 38,500 - - 10,400 - - Canadian Malartic 1.0% - 1.5% NSR 344,000 - - 110,200 - - Cortez GSR1 0.40% to 5.0% GSR1 125,000 - - 17,900 - - Cortez GSR2 0.40% to 5.0% GSR2 151,000 - - 23,200 - - Cortez GSR3 0.71% GSR3 276,000 - - 41,100 - - Cortez NVR1 1.014% NVR1 (0.618%) Crossroads 228,000 - - 34,600 - - Holt 0.00013 x quarterly average gold price 66,000 - - 17,600 - - Las Cruces 1.5% NSR - Copper 152-159 million 41.1 million Mt. Milligan Gold stream - 52.25% of payable gold 165,000-175,000 - - 10,400 - - Mulatos 1.0% - 5.0% NSR 150,000-170,000 - - 34,400 - - Peñasquito 2.0% NSR 530,000-560,000 22-25 million 118,700 7.1 million Lead 135-145 million 45.3 million Zinc 315-325 million 90.1 million Robinson(3) N/A N/A 3,900 - - Copper 3.0% NSR N/A 10.7 million Voisey's Bay(3) Copper 2.7% NSR N/A 9.7 million Nickel 2.7% NSR N/A 39.9 million Reported Production Subject to Our Interest March 31, 2014(2) Calendar 2014 Operator’s Estimated Production Subject to our Interest(1)

Mt. Milligan Gold Delivery and Sales Detail May 1, 2014 7 Gold ounces delivered are based on: – contained ounces shipped – multiplied by a 97% payable factor, a provisional percentage for the first 12 shipments, and our 52.25% stream interest – First 12 shipments’ balance delivered after final settlement 4 Royal Gold pays Thompson Creek $435/ oz , receives the gold, and sells it over several weeks Thompson Creek Public Reporting 1 FQ2 2014 FQ3 2014 Payable gold production ( koz ) 20.4 39.2 Number of concentrate shipments 1 3 Royal Gold Metal Deliveries FQ2 2014 FQ3 2014 Shipment #1 ( koz ) 2 2.1 0.7 Shipment #2 ( koz ) 3 4.1 Royal Gold Metal Sold for the Quarter FQ2 2014 FQ3 2014 Shipment #1 ( koz ) 2.1 0.7 Shipment #2 (koz) 3.8 Inventory at quarter - end( koz ) 0.3 Pending Deliveries at FQ3 quarter - end ( koz ) Shipments #3 and #4 Provisional received FQ4 10.7 Shipments #2, #3 and #4 Final Settlement in process Pending

Financial Highlights 8 Revenue of $57.7 million $1.9 million cost of sales related to Mt. Milligan gold deliveries Adjusted EBITDA 86% of revenue Effective tax rate of 16.3% due to – A dditional contribution from Mt. Milligan – A tax benefit recorded upon filing of our fiscal 2013 tax returns during the quarter DD&A of $21.6 million or $484/GEO – FY to date DD&A/GEO of $518 – Expected full year FY2014 DD&A per GEO of between $500 and $525 per GEO May 1, 2014

Financial Strength 9 Strong Balance Sheet and Cash Flow in an Attractive Market $0 $200 $400 $600 $800 $1,000 $1,200 Liquidity at 3/31/2014 Debt and Commitments LTM Operating Cash Flow $USD Millions * Includes Commitments for Goldrush ($7M), Phoenix ($45M), and Tulsequah Chief($50M) $ 4 50M Undrawn Credit $687M Working Capital $370M convertible debt 2019 @2.875% $155.2M May 1, 2014 *

Phoenix Stream Agreement Overview 10 Investment of $75 million to Rubicon Minerals in five installments – $30 million paid in FQ3 , expect to pay balance of $45 million later this year Project Attributes: ‒ High grade operation in advanced stages of construction ‒ Stable political jurisdiction ‒ Permitted and partially developed infrastructure ‒ Experienced management team ‒ Area known for high - grade deposits and long lived assets Phoenix project, Red Lake, Ontario, October 2013 May 1, 2014

11 Stream: 6.3% of Au production (until 135,000 ounces); 3.15% thereafter Delivery payment of 25% of spot price at time of delivery LOM projected production: 2.19M oz (Au) 1 Production Start - up: mid - 2015 2 Estimated mine life: 13 years 1 Est. average annual production: 165,300 oz 1 Phoenix Stream Agreement Details Head Frame with Ore Bin, April 2014 Phoenix Headframe and ore bin, April 2014 May 1, 2014 Underground development at Phoenix, 2014

Delivering on Growth Objectives 12 Deliveries from Mt. Milligan continue to grow Strong balance sheet with over $1.1 billion in liquidity Few near - term commitments for cash flow G rowth profile already embedded in the company A ttractive market environment where royalty and stream products offer a compelling cost of capital May 1, 2014

Endnotes

Endnotes 14 May 1, 2014 PAGE 6 CY 2014 Operator Production Estimates and CYTD Actuals 1. There can be no assurance that production estimates received from our operators will be achieved . Production Estimates represent the portion of the operators’ production at the relevant property which is subject to our royalty or stream interests, as reported to us by the operator, unless otherwise noted . Please refer to our cautionary language regarding forward - looking statements appearing on page 3 of this presentation, as well as the Risk Factors identified in Part I, Item 1 A, of our Fiscal 2013 10 - K for information regarding factors that could affect actual results . 2. Reported production relates to the amount of metal sales, subject to our royalty and stream interests, for the period January 1 , 2014 through March 31 , 2014 , as reported to us by the operators of the mines . 3. The Company did not receive calendar 2014 production guidance from the operator . PAGE 7 Mt . Milligan Delivery and Sales Detail 1. Thompson Creek Metals Company Announces First Quarter 2014 Operating Results And Provides Update On Operations , April 9 , 2014 . 2. Received 75 % provisional payment in FQ 2 , and 25 % at final settlement in FQ 3 3. Received 75 % provisional payment in FQ 3 , 25 % final settlement pending 4. After first 12 shipments, all deliveries to Royal Gold will be at final settlement PAGE 11 Phoenix Stream Agreement Details 1. Phoenix Project Preliminary Economic Assessment (PEA) prepared by SRK Consulting (Canada) Inc . with metallurgical sections prepared by Soutex Inc . , both of whom are independent of Rubicon Minerals as defined by NI 43 - 101 , with an effective date of June 24 , 2013 . 2. RMX Corporate Presentation, April 2014

Appendix A: Property Portfolio

Financially Robust 16 Diverse Portfolio of Assets May 1, 2014

1660 Wynkoop Street Denver, CO 80202 - 1132 303.573.1660 info @royalgold.com www.royalgold.com